UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2014

MARINE PETROLEUM TRUST

(Exact name of registrant as specified in its charter)

Texas	000-08565	75-6008017
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

c/o The Corporate Trustee: U.S. Trust, Bank of America Private Wealth Management P.O. Box 830650, Dallas, Texas	75283-0650
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 985-0794

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 19, 2014, Marine Petroleum Trust issued a press release announcing its quarterly cash distribution to unitholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2. of Form 8-K, the information contained herein shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 19, 2014, issued by Marine Petroleum Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINE PETROLEUM TRUST

Date: August 19, 2014	By: U.S. Trust, Bank of America Private Wealth Management, in its capacity as trustee of Marine Petroleum Trust and not in its individual capacity or otherwise

	By:	/s/ Dickerman Sadler
Dickerman Sadler
Managing Director, Oil, Gas and Minerals

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated August 19, 2014, issued by Marine Petroleum Trust